The future of drug delivery. . . today!

Safe Harbor Statement This presentation contains forward-looking statements. Statements relating to future net sales, costs of sales, other expenses, profitability, financial resources, or products and production schedules, or statements that predict or indicate future events and trends and which do not relate solely to historical matters identify forward-looking statements. Forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management’s current plans and expectations as well as assumptions made by and information currently available to management. Accordingly, the Company's actual results may differ materially from those expressed or implied in such forward-looking statements due to known and unknown risks and uncertainties that exist in the Company's operations and business environment. The Company disclaims any obligation to update or revise any such factors or any of the forward-looking statements contained herein, whether as a result of new information, future events or developments, or otherwise.

Vyteris is The Leaderin smart patch Drug Delivery Laser Focused Business Strategy: Commercialization/Profitability — In Short Order Commercializing Smart Patch Technology Driving sustainable revenue growth & profitability Low Risk — Vyteris - FDA Approved delivery system Vyteris technology applied to FDA Approved Products High Return — Superior valuation multiples The New Management: proven record of delivering results and increasingshareholder value

The Future of Drug Delivery Oral Injections/IV Weaknesses Side Effects Intestinal Bleeding Upset Stomach Liver Toxicity Diet and Meal Impact No Biotech Proteins Delivery Patient Simply Forget to Take Weaknesses Painful “Needle Fear Phobia” Inconvenient High Associated Delivery Costs Not for every patient Safe: Reduces stomach/GI Upset No liver toxicity Efficient: Directly to blood stream Fast absorption No “Over Drug” Versatile: Ideal for complex delivery of many drugs, including Biotech proteins Patient Friendly: No pain, very convenient, no doses to remember The New. . Standard of Care

SmartPatch — Revolutionary

Smooth Path to Market Leadership Dumb Patches are prevalent FDA path is clear — 25 years of FDA comfort. Over 35 patches approved to date Vyteris smart patch — 1st FDA approval Vyterissmart patch products are filed under 505(b)(2) — Fast Track Big Pharma follows Vyteris lead FDA approval of J&J’s IONSYS/fentanyl (protecting $2 billion sales)

IP Leader 181 Patents Classes of molecules Manufacturing process innovations Comfort, stability, and ease of use.

Commercialization Strategy FastTrack — Propriety — Standard of Care

Focusing on the Most Promise

LidoSite - Needle-Stick Pain Click on Video to play Amy Perkins, RN Hospital Administrator North Colorado Medical Center Banner Health Systems

Needle-Stick Pain Venipuncture Sweet Spot US Office Based Venipuncture Market Physician Offices 80% Commercial Labs 20% 550 Million Blood Draws / VenipuncturesYear

TVG — Market Demand and Pricing Sensitivity Study Market Size Patient Segmentation LidoSite — Demand Believability Intent to Use Pricing Various Price Points Price Elasticity

Physician Office + Lab Corp PSC + Organic Growth Opportunity Reimbursement/$10 Cash1 (High Discomfort [5-7] patientsonly) 6.1 M Patients $213.5 M Revenue

BC/BS TEC Assessment Endorsement

Clinical guidelines to broad market acceptance (“medically essential”) & Managed Care reimbursement (97033) “. . . medically necessaryprior to a venipuncture. . .” WellPoint/Unicare 35.5 + Million Members

Remittance (payment) Consistency CPT 97033 (Jan —Oct 2006)

LidoSite: Wall Street Journal THE WALL STREET JOURNAL March 7, 2007 Front Page: Health

VYHN/LH Sales and Market MuscleA New LabCorp Difference. . . 1,000 + Sales Reps 85,000 MD Office Accounts 2,000 Patient Centers120 Million Patients

Sales Plan Goal First Full 12 Months Sales Goals LabCorp Sales Rep LabCorp Patient Centers # of Reps 1,000 2,000 # of Acct’s/Rep 75 # of Blood Draws Acct/Center 5,000 yr 12,000 yr Acct Penetration 20% 100% % of Draws 20% 20% # LidoSIte Patches 1.2M 5M Revenue $12M $50M

Arthritis-Pain (RA) Arthritis-Pain (RA) market Extremely Large Market: 1 million Arthritis candidates for TNF blocker (Enbrel, Humira, Remicade) TNF Blockers 1 to 3 injections per week 200,000 RX’s per month Extremely Small Target: Rheumatologists, physician audience with 3,180. 20 million needle sticks per year Enbrel® (etanercept) is a trademark of ImmunexCorporationHumira™ is a trademark of Abbott Laboratories

February 21, 2007 LidoSite Rheumatology Study Visit us online at http://www.vyteris.com/

How satisfied are your OVERALL with the LidoSIte Topical System treatment compared to the usual treatment? Subject Global Assessment of Treatment Satisfaction Number of Subjects 0 5 10 15 20 25 30 Very Satisfied Satisfied No Preference Dissatisfied Very Dissatisfied 73.0%

How Satisfied are you OVERALL with the study treatment (LidoSite) for your subject? Physician Global Assessment of Treatment Satisfaction Number of Physicians 0 1 2 3 4 5 6 Very Dissatisfied Dissatisfied No Preference Satisfied Very Satisfied 78.6%

Migraine Pain Significant Market Opportunity $3 Billion Market 28 Million migraine sufferers in US 50% of migraine sufferers are not diagnosed or are unsatisfied with treatment Opportunity to become Standard of Care Market Dynamics . . . Point to Vyteris Success Imitrex patent expires 2006/2008 ($1.3 Billion) Zomig patent expires 2012 ($400 Million) Vyteris Phase I results — Extremely Positive Vyteris smart patch Approved NDA expected late 2011 Imitrex® is a registered trademark of GalxoSmithKline Zomig® is a registered trademark of the AstraZeneca group of companies

Phase 1 Triptan Study — Migraine Faster Onset (15 minutes compared to 45 minutes for oral) Sustain maintenance avoid rebound / recurrence

Commercialization Strategy Quickly Commerciable smart patch Systems

Loss of Patent... Pharma Commercial Suicide

smart patch: Commercial Transformation

Pain Management US market for oral NSAID products (aspirin, Motrin, Advil) approx $6 billionin 2004 This is a 50% decline from 2004 ($ 3.0 billion) due to the withdrawal of the Cox-2 products Vioxx and Bextra and the sharp decline of prescribing for the only Cox-2 left, Celebrex $3.0 billion — Immediate Market Opportunity due to Cox-2 withdrawals 2004 NSAID Market $6.6 Billion $5.1 BCOX-2 $1.5 BNSAIDS 2005 NSAID Market $3.6 Billion $2.1 BCOX-2 $1.5 BNSAIDS $3.0B Vacated Market Immediate Opportunity

NSAID’s (Aspirin, Motrin, Advil) Patient Safety record has been challenged 16,500 Patient Deaths/Year attributed to NSAID’s Side Effects Over 100,000 Patients Hospitalized from NSAID GI Side Effects 15th Leading Cause of Death (> than HIV/AIDS)

Ferring: Peptide New Standard of Care in Infertility Treatment Quintessential application of smart patch technology Phase I trials complete QIII 2007 Phase II trials to begin QI 2008

Vyteris . . . . Peptide Delivery . . . Unprecedented Breakthrough in Biotechnology Opening the door to biotech New biotech drugs mostly peptide molecules Currently all peptides have to be injected — since oral delivery is not possible at the present time Vyteris completed Phase 1 work with a FDA approved peptide to treat female infertility smart patch set to deliver first non-injected peptide

Reducing Cost of Goods Present COGS PMK 150: $5.50 per patch Output: 5m 2008 COGS PMK 300 (Q1 2008) $1.50 - 2.50 per patch (estimated Output:12 -15m PMK 300 — Built, fully paid for — ready for FAT and delivery (FDA same campus GNP)

# Revenue Projections

| | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|
| **Development** | | | | |
| Ferring (Infertility) | 3.0M | 4.5M | 7.5M | |
| NSAID | 2.5M | 4.5M | 12.5M | 75M |
| BioTech Peptides | | 15M | 25M | |
| ***LVT*** | 10M | 16M | 25M | 50M |
| ***Brands*** | | | | |
| LidoSIte – *Venipuncture* | 7.5M | 50M | 150M | |
| LidoSIte – *Rheumatology* | 2.5M | 35M | 150M | 500M |
| *LidoSite - Speciality* | | 15M | 50M | |
| Ferring Infertility | | | | 50M |
| NSAID | | | 150M | 300M |
| Migraine | | | | 300M |
| **Total** | **25M** | **130M** | **550M** | **1.3B** |

vyteris

Comp Evaluations Company 2005 Revenue Market Cap Revenue Multiples $53 M $ 493M 9.3X Average Drug Delivery Co’s (12) 13.4x 2006(e)

New Management Team Timothy J. McIntyre. President & CEO •Proven leader with Extensive Healthcare/Pharma experience • High growth private and public companies. • Chief Operating Officer, Boron LePore; • President of Medical News Network • Group President for VNU/Information Services. Ashuto shSharma, Ph.D., Executive Vice President • Extensive design and development experience in drug delivery and diagnostics. • Former Program Manager for integrated drug delivery systems for Becton Dickinson. • Instrumental in the technical development of smart patch. • Member of the Institutional Review Board at the New Jersey Institute of Technology. • Sits on the Industrial Advisory Board of the New Jersey Center for Biomaterials. Joseph N. Himy, CPA. Vice President Finance and Principal Accounting Officer • Solid experience in corporate financial management. • Manager of Financial Reporting at LeCroy Corporation • Audit Manager at Deloitte and Touch, LLP. Cormac H. Lyons, Ph.D., Vice President — Development • 12 years of product development experience • Worked in Fuel Cell industry with solid electrochemistry foundation • PhD degree in Electrochemistry from Trinity College, Dublin, Irleland Michael P. Reidy, Ph.D., Vice President — Research • Instrumental in development and commercialization of Glucowatchat Cygnus • Prior Research positions at Dade-Behring and DuPont Medical Products • Post-Doctoral Fellowship from Max Planck Institute of Polymer Research • Ph.D. degree in Organic Chemistry George M. Baskinger, Vice President — Quality Assurance and Regulatory Affairs • Over 25 years of experience in FDA regulated industry • Instrumental in the approval of LidoSite New Drug Application (NDA) • BS and MS degrees in Electrical Engineering

Vyteris Cornerstones Vyteris is The Leaderin smart patch Drug Delivery Laser Focused Business Strategy: High Probability — Big Demand from Big Pharma Low Risk — Vyteris - FDA Approved delivery system Vyteris technology applied to FDA Approved Products High Return — Superior valuation multiples The New Management: proven record of delivering results and increasing shareholder value

Thank You Vyteris, Inc.13-01 Pollitt Drive Fair Lawn, NJ 07410201-703-2299 http://www.vyteris.com Rev 6.7